ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF

Schedule of Investments

September 30, 2022 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 99.3%

Equity Fund – 99.3%
Invesco S&P 500 Equal Weight ETF(a)	278,773	$35,482,227
Invesco S&P 500 Low Volatility ETF(a)	634,625	36,700,364

Total Exchange Traded Funds
(Cost $83,582,018)		72,182,591

MONEY MARKET FUND – 0.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.47%(b)
(Cost $599,256)	599,256	599,256

REPURCHASE AGREEMENTS – 46.1%(c)
BofA Securities, Inc., dated 09/30/22, due 10/03/22, 3.05%, total to be received $7,793,470, (collateralized by various U.S. Government Agency Obligations, 2.00%-6.00%, 7/1/50-9/1/52, totaling $7,947,320)	$7,791,490	7,791,490
Daiwa Capital Markets America, dated 09/30/22, due 10/03/22, 3.05%, total to be received $7,793,470, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 10/4/22-9/20/52, totaling $7,947,320)	7,791,490	7,791,490
HSBC Securities USA, Inc., dated 09/30/22, due 10/03/22, 2.96%, total to be received $7,793,412, (collateralized by various U.S. Government Agency Obligations, 2.00%-5.50%, 11/20/33-9/20/52, totaling $7,947,320)	7,791,490	7,791,490
JP Morgan Securities LLC, dated 09/30/22, due 10/03/22, 2.97%, total to be received $2,307,773, (collateralized by various U.S. Government Agency Obligations, 0.25%-3.88%, 9/30/23-9/30/29, totaling $2,353,346)	2,307,202	2,307,202
RBC Dominion Securities, Inc., dated 09/30/22, due 10/03/22, 3.04%, total to be received $7,793,464, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.00%, 8/15/25-8/20/52, totaling $7,947,320)	7,791,490	7,791,490

Total Repurchase Agreements
(Cost $33,473,162)		33,473,162

Total Investments – 146.2%
(Cost $117,654,436)		106,255,009
Liabilities in Excess of Other Assets – (46.2%)		(33,587,270)
Net Assets – 100.0%		$72,667,739

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $32,362,690; the aggregate market value of the collateral held by the fund is $33,473,162.
(b)	Rate shown reflects the 7-day yield as of September 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$72,182,591	$-	$-	$72,182,591
Money Market Fund	599,256	-	-	599,256
Repurchase Agreements	-	33,473,162	-	33,473,162
Total	$72,781,847	$33,473,162	$-	$106,255,009

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Equity Fund	99.3%
Money Market Fund	0.8
Repurchase Agreements	46.1
Total Investments	146.2
Liabilities in Excess of Other Assets	(46.2)
Net Assets	100.0%